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                                                                   EXHIBIT 14(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated June 27, 2003, relating to the financial statements and financial highlights which appears in the May 31, 2003 Annual Report to Shareholders of Cash Reserves Fund (one of the portfolios constituting INVESCO Money Market Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003

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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated October 4, 2002, relating to the financial statements and financial highlights which appears in the August 31, 2002 Annual Report to Shareholders of High Yield Fund (one of the portfolios constituting INVESCO Bond Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003






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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated October 4, 2002, relating to the financial statements and financial highlights which appears in the August 31, 2002 Annual Report to Shareholders of Select Income Fund (one of the portfolios constituting INVESCO Bond Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated October 4, 2002, relating to the financial statements and financial highlights which appears in the August 31, 2002 Annual Report to Shareholders of Tax-Free Bond Fund (one of the portfolios constituting INVESCO Bond Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated October 4, 2002, relating to the financial statements and financial highlights which appears in the August 31, 2002 Annual Report to Shareholders of U.S. Government Securities Fund (one of the portfolios constituting INVESCO Bond Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003